[redacted] Text Omitted and Filed Separately
Confidential Treatment Requested Under 1 C.F.R. §§ 200.80(b)(4) And 240.24b-2

SEMJET
Lateral Thinking.

SEMJET™ International (HK) Ltd
Suite 1001/1002 Albion Plaza
2 Granville Rd, Tsimshatsui
Kowloon, Hong Kong

Native American Energy Group Inc.
108-18 Queens Boulevard Suite 901
Forest Hills, New York 11375, USA

28th July 2011

Attention: Mr. Joseph D'Arrigo - President & CEO
Mr. Raj S. Nanvaan - CFO & COO

Reference: Si-P.039.11_NAEG.USA

Subject: Commercial proposal & confirmation process for SEMJET [redacted] applications (Montana)

Dear Mr. D'Arrigo,
As per our recent correspondence and subsequent meeting in Bangkok Thailand on July 27th SEMJET International, are pleased to provide you with a Commercial Proposal for 5 of your Montana wells.

Please note that the proposals contain our Standard Operating Rates for the US market and based on single call-off operations. In addition, we have included some management discounts for any well where [redacted] are performed in that particular wellbore.

In addition to the [redacted] discounts, we have also provided NAEG with an overall project discount of [redacted] if all 5 wells are confirmed at once and a work order received prior to the 3rd August.

As discussed during our Thailand meeting, we normally require 21days prior notification via an official work order so that we can manufacture the [redacted], as well as a 25% operational deposit against the expected project value. In this instance however, should we receive notification of acceptance to this proposal, in addition to receiving the deposit by the 3rd August we shall aim to mobilize to the your Cox 07-01 Well in Montana by the 15th August and use a couple of [redacted] that we have in stock right now.

To confirm a project booking, please see listed below the process required to ensure our availability.

1. An estimated project cost is assessed using the standard book prices, but not including any extras that cannot be determined as yet.

2. In the case of your 5 well Montana project, the Standard Operating Rates are $888,500.00, not inclusive of any batch well discounts that are taken into account separately upon completion of the work.

3. An advance deposit of 25% being $222,125.00 is required and against the planned operations, at least 21 days prior to the work commencing.

4. The advance deposit provides you with the following; A confirmed booking & start date for the SEMJET™ services to be at your location; An order for all [redacted] (consumables) and running tools that are manufactured specially (allowing at least 21 days for machining time); An order for the [redacted]; Package preparation & mobilization of personnel.

5. The advance deposit amount shall then be deducted from the eventual operational invoice in full. However, wherever the client cancels a project prior to mobilization, SEMJET™ reserves the right to withhold the deposit due to loss of revenues and the cost of [redacted] tool manufacturing.

[redacted] Confidential Treatment Requested
Text omitted and filed separately.

SEMJET™ International (HK) Ltd
Suite 1001/1002 Albion Plaza
2 Granville Rd, Tsimshatsui
Kowloon, Hong Kong

Should there be any specialty fluids or acids required for the operations, SEMJET™ can assist in arranging these through our Exclusive Distributor Licenses with a range of companies in the USA. We shall provide a list of fluids, their uses and their budgetary costs per gallon used. Depending on the fluids selected by NAEG, there maybe some additional pre-payments, deposits or fluid delivery costs that are not covered in the SEMJET™ advance deposit. We shall advise as applicable.

Due to the demand and limitations on the number of [redacted] we have in the USA, as well as the need to manufacture extra [redacted] and [redacted] (as we only have [redacted] in stock) we do require a confirmation as soon as possible.

Thank you again for taking the time to meet with us in Thailand this week. Please review the details contained herein and contact us should you require any further clarifications.

Yours sincerely,

Thomas Jenkins - CEO

SEMJET™ International (HK) Limited
Smart Solutions, Lateral Thinking.

[redacted] Confidential Treatment Requested
Text omitted and filed separately.

SEMJET Lateral Thinking.

SEMJET™ International (HK) Ltd
Suite 1001/1002 Albion Plaza
2 Granville Rd, Tsimshatsui
Kowloon, Hong Kong

SEMJET™ [redacted] application on Cox 07-01
(Standard Domestic Operating Rates)

Client:	Native American Energy Group	**Date:**	15th July 2011
Contact:	Mr. Raj Nanvaan	**Reference:**	Si-P.038.11_NAEG
Discipline:	CFO - COO	**Location / Well:**	Montana, USA

Item	Description	Total Qty	Rental Rates USD$ / Well	Extra Rates USD$ / Event / Day
1	Operational rate for a complete truck mounted [redacted] System; including micro-coil, BOP's, fluid pumps, logging suite. Operational rates are provided as a standard 3 day activity, in conjunction with the proprietary [redacted] circulating tools. [redacted]	1	[redacted]	-
2	Wire-line services for scraper run, junk basket, CBL, GR & CCL	1	[redacted]	-
3	SEMJET™ [redacted] services	1	[redacted]	
4	SEMJET™ well containment services BOP & Pipe-work	1	[redacted]	
5	SEMJET™ [redacted] service. Charged per [redacted]	8	[redacted]	-
6	SEMJET™ [redacted]. Charged per [redacted] inclusive of lateral positioning anchor tool runs @ [redacted]	2	[redacted]	-
7	SEMJET™ Operational Crew to oversee all Well-site activities; Including accommodation for day light operations only.	3	[redacted]	-
8	[redacted] are provided by SEMJET™ via exclusive agreements with the suppliers. Shipping & displacement quantity to be agreed / priced by gallon used.	-	-	[redacted]
9	Circulation foaming fluids are provided by SEMJET™. Shipping & pumping quantity to be determined / priced by gallon used.	-	-	[redacted]
10	Any additional equipment required such as Tanks or N2 is the sole responsibility of the Client; or arranged by SEMJET™ via 3rd party.	-	-	[redacted]
11	Mobilization of unit & crew from a SEMJET™ operations base in Houston to location in Montana.	1	-	[redacted]
12	Demob of unit & crew from location to the SEMJET™ operations base in Houston, or next determined location within the USA	1	-	[redacted]
13	Standby rate applicable for each day, or part thereof that the unit is not on a location working, or in between wells with a crew in country. With no crews in country the standby rate is reduced 50%	-	-	[redacted]

	Standard Operating Charges	[redacted]
(Refer to additional Discounts Section on page 7)	Less Discount	[redacted]
	Total Operating Charges	[redacted]

NOTE: Equipment preparation & manufacture of any specific tools / technology, requires a pre-operational deposit of 25% of the value of the project, to be paid in advance, but reclaimable against the first months operational invoices. This deposit is non-refundable should the client cancel the project prior to operations commencing.

NOTE: Up to [redacted] in a single well have been used for the benefit of this proposal, with any additional [redacted] at normal rates, less 50%. In the case of additional [redacted] over and above the initial [redacted] the [redacted] tools are still chargeable at full cost.

NOTE: [redacted] designed and/or recommended for the wells will be charged at book price plus [redacted] unless a discount can be mutually agreed with the supplier. SEMJET has access to various specialty fluids for use with its systems on a global basis. Well engineering and full compatibility studies are performed on each formation type prior to recommendation / application.

Confidential Treatment Requested
Text omitted and filed separately.

SEMJET™ International (HK) Ltd
Suite 1001/1002 Albion Plaza
2 Granville Rd, Tsimshatsui
Kowloon, Hong Kong

Lateral Thinking.

SEMJET™ [redacted] application for Beery 02-24
(Standard Domestic Operating Rates)

Client:	Native American Energy Group	**Date:**	15th July 2011
Contact:	Mr. Raj Nanvaan	**Reference:**	SI-P.038.11_NAEG
Discipline:	CFO - COO	**Location / Well:**	Montana, USA

Item	Description	Total Qty	Rental Rates USD$ / Well	Extra Rates USD$ / Event / Day
1	Operational rate for a complete truck mounted [redacted] System; including micro-coil, BOP's, fluid pumps, logging suite. Operational rates are provided as a standard 3 day activity, in conjunction with the proprietary [redacted] circulating tools. [redacted]	1	[redacted]	-
2	Wire-line services for scraper run, junk basket, CBL, GR & CCL	1		-
3	SEMJET™ [redacted] services	1		
4	SEMJET™ well containment services BOP & Pipe-work	1		
5	SEMJET™ [redacted] service. Charged per [redacted]	12		-
6	SEMJET™ [redacted] Charged per [redacted] inclusive of lateral positioning anchor tool runs @ [redacted]	3		-
7	SEMJET™ Operational Crew to oversee all Well-site activities; including accommodation for day light operations only.	3		-
8	[redacted] are provided by SEMJET™ via exclusive agreements with the suppliers. Shipping & displacement quantity to be agreed / priced by gallon used.	-	-	[redacted]
9	Circulation foaming fluids are provided by SEMJET™. Shipping & pumping quantity to be determined / priced by gallon used.	-	-	
10	Any additional equipment required such as Tanks or N2 is the sole responsibility of the Client; or arranged by SEMJET™ via 3rd party.	-	-	
11	Mobilization of unit & crew from a SEMJET™ operations base in Houston to location in Montana.	1	-	
12	Demob of unit & crew from location to the SEMJET™ operations base in Houston, or next determined location within the USA	1	-	
13	Standby rate applicable for each day, or part thereof that the unit is not on a location working, or in between wells with a crew in country. With no crews in country the standby rate is reduced 50%	-	-	

	Standard Operating Charges	[redacted]
(Refer to additional Discounts Section on page 7)	Less Discount	
	Total Operating Charges	

NOTE: Equipment preparation & manufacture of any specific tools / technology, requires a pre-operational deposit of 25% of the value of the project, to be paid in advance, but reclaimable against the first months operational invoices. This deposit is non-refundable should the client cancel the project prior to operations commencing.

NOTE: Up to [redacted] in a single well have been used for the benefit of this proposal, with any additional [redacted] at normal rates, less 50%. In the case of additional [redacted] over and above the initial [redacted] the [redacted] tools are still chargeable at full cost.

[redacted] Confidential Treatment Requested
Text omitted and filed separately.

SEMJET
Lateral Thinking.

SEMJET™ International (HK) Ltd
Suite 1001/1002 Albion Plaza
2 Granville Rd, Tsimshatsui
Kowloon, Hong Kong

NOTE: [redacted] designed and/or recommended for the wells will be charged at book price plus [redacted], unless a discount can be mutually agreed with the supplier. SEMJET has access to various specialty fluids for use with its systems on a global basis. Well engineering and full compatibility studies are performed on each formation type prior to recommendation / application.

SEMJET™ [redacted] application for Beery 22-24
(Standard Domestic Operating Rates)

Client:	Native American Energy Group	**Date:**	15th July 2011
Contact:	Mr. Raj Nanvaan	**Reference:**	SI-P.038.11_NAEG
Discipline:	CFO - COO	**Location / Well:**	Montana, USA

Item	Description	Total Qty	Rental Rates USD$ / Well	Extra Rates USD$ / Event / Day
1	Operational rate for a complete truck mounted [redacted] System; including micro-coil, BOP's, fluid pumps, logging suite. Operational rates are provided as a standard **3 day activity**, in conjunction with the proprietary [redacted] circulating tools. [redacted]	1	[redacted]	-
2	Wire-line services for scraper run, junk basket, CBL, GR & CCL	1		-
3	SEMJET™ [redacted] services	1		
4	SEMJET™ well containment services BOP & Pipe-work	1		
5	SEMJET™ [redacted] service. Charged per [redacted]	12		-
6	SEMJET [redacted] Charged per [redacted] inclusive of lateral positioning anchor tool runs @ [redacted]	3		-
7	SEMJET™ Operational Crew to oversee all Well-site activities; Including accommodation for day light operations only.	3		-
8	[redacted] are provided by SEMJET™ via exclusive agreements with the suppliers. Shipping & displacement quantity to be agreed / priced by gallon used.	-	-	[redacted]
9	Circulation foaming fluids are provided by SEMJET™. Shipping & pumping quantity to be determined / priced by gallon used.	-	-	
10	Any additional equipment required such as Tanks or N2 is the sole responsibility of the Client; or arranged by SEMJET™ via 3rd party.	-	-	
11	Mobilization of unit & crew from a SEMJET™ operations base in Houston to location in Montana.	1	-	
12	Demob of unit & crew from location to the SEMJET™ operations base in Houston, or next determined location within the USA	1	-	
13	Standby rate applicable for each day, or part thereof that the unit is not on a location working, or in between wells with a crew in country. With no crews in country the standby rate is reduced 50%	-	-	

	Standard Operating Charges	[redacted]
(Refer to Discount Sections on page 7)	Less Discount	
	Total Operating Charges	

NOTE: Equipment preparation & manufacture of any specific tools / technology, requires a pre-operational deposit of 25% of the value of the project, to be paid in advance, but reclaimable against the first months operational invoices. This deposit is non-refundable should the client cancel the project prior to operations commencing.

NOTE: Up to [redacted] in a single well have been used for the benefit of this proposal, with any additional [redacted] at normal rates, less 50%. In the case of additional [redacted] over and above the initial [redacted] the [redacted] tools are still chargeable at full cost.

[redacted] Confidential Treatment Requested
Text omitted and filed separately.

SEMJET™ International (HK) Ltd
Suite 1001/1002 Albion Plaza
2 Granville Rd, Tsimshatsui
Kowloon, Hong Kong

Lateral Thinking.

NOTE: [redacted] designed and/or recommended for the wells will be charged at book price plus [redacted], unless a discount can be mutually agreed with the supplier. SEMJET has access to various specialty fluids for use with its systems on a global basis. Well engineering and full compatibility studies are performed on each formation type prior to recommendation / application.

SEMJET™ [redacted] application for Sandvick 01-11
(Standard Domestic Operating Rates)

Client:	Native American Energy Group
Date:	15th July 2011
Contact:	Mr. Raj Nanvaan
Reference:	SI-P.038.11_NAEG
Discipline:	CFO - COO
Location / Well:	Montana, USA

Item	Description	Total Qty	Rental Rates USD$ / Well	Extra Rates USD$ / Event / Day
1	Operational rate for a complete truck mounted [redacted] System; including micro-coil, BOP's, fluid pumps, logging suite. Operational rates are provided as a standard 3 day activity, in conjunction with the proprietary [redacted] circulating tools. [redacted]	1	[redacted]	-
2	Wire-line services for scraper run, junk basket, CBL, GR & CCL	1	[redacted]	-
3	SEMJET™ [redacted] services	1	[redacted]	
4	SEMJET™ well containment services BOP & Pipe-work	1	[redacted]	
5	SEMJET™ [redacted] service. Charged per [redacted]	8	[redacted]	-
6	SEMJET [redacted]. Charged per [redacted] inclusive of lateral positioning anchor tool runs @ [redacted]	2	[redacted]	-
7	SEMJET™ Operational Crew to oversee all Well-site activities; Including accommodation for day light operations only.	3	[redacted]	-
8	[redacted] are provided by SEMJET™ via exclusive agreements with the suppliers. Shipping & displacement quantity to be agreed / priced by gallon used.	-	-	[redacted]
9	Circulation foaming fluids are provided by SEMJET™. Shipping & pumping quantity to be determined / priced by gallon used.	-	-	[redacted]
10	Any additional equipment required such as Tanks or N2 is the sole responsibility of the Client; or arranged by SEMJET™ via 3rd party.	-	-	[redacted]
11	Mobilization of unit & crew from a SEMJET™ operations base in Houston to location in Montana.	1	-	[redacted]
12	Demob of unit & crew from location to the SEMJET™ operations base in Houston, or next determined location within the USA	1	-	[redacted]
13	Standby rate applicable for each day, or part thereof that the unit is not on a location working, or in between wells with a crew in country. With no crews in country the standby rate is reduced 50%	-	-	[redacted]

	Standard Operating Charges	[redacted]
(Refer to Discounts Section on page 7)	Less Discount	[redacted]
	Total Operating Charges	[redacted]

NOTE: Equipment preparation & manufacture of any specific tools / technology, requires a pre-operational deposit of 25% of the value of the project, to be paid in advance, but reclaimable against the first months operational invoices. This deposit is non-refundable should the client cancel the project prior to operations commencing.

NOTE: Up to [redacted] Laterals in a single well have been used for the benefit of this proposal, with any additional [redacted] at normal rates, less 50%. In the case of additional [redacted] over and above the initial [redacted] the [redacted] tools are still chargeable at full cost.

[redacted] Confidential Treatment Requested
Text omitted and filed separately.

Lateral Thinking.

SEMJET™ International (HK) Ltd
Suite 1001/1002 Albion Plaza
2 Granville Rd, Tsimshatsui
Kowloon, Hong Kong

NOTE: [redacted] designed and/or recommended for the wells will be charged at book price plus [redacted] unless a discount can be mutually [redacted] SEMJET has access to various specialty fluids for use with its systems on a global basis. Well engineering and full compatibility studies are performed on each formation type prior to recommendation / application.

SEMJET™ [redacted] application for Wright 05-35
(Standard Domestic Operating Rates)

Client:	Native American Energy Group	**Date:**	15th July 2011
Contact:	Mr. Raj Nanvaan	**Reference:**	SI-P.038.11_NAEG
Discipline:	CFO - COO	**Location / Well:**	Montana, USA

Item	Description	Total Qty	Rental Rates USD$ / Well	Extra Rates USD$ / Event / Day
1	Operational rate for a complete truck mounted [redacted] System; including micro-coil, BOP's, fluid pumps, logging suite. Operational rates are provided as a standard **3 day activity**, in conjunction with the proprietary [redacted] circulating tools. [redacted]	1	[redacted]	-
2	Wire-line services for scraper run, junk basket, CBL, GR & CCL	1	[redacted]	-
3	SEMJET™ [redacted] services	1	[redacted]	
4	SEMJET™ well containment services BOP & Pipe-work	1	[redacted]	
5	SEMJET™ [redacted] service. Charged per [redacted]	12	[redacted]	-
6	SEMJET™ [redacted] Charged per [redacted] inclusive of lateral positioning anchor tool runs @ [redacted]	3	[redacted]	-
7	SEMJET™ Operational Crew to oversee all Well-site activities; Including accommodation for day light operations only.	3	[redacted]	-
8	[redacted] are provided by SEMJET™ via exclusive agreements with the suppliers. Shipping & displacement quantity to be agreed / priced by gallon used.	-	-	[redacted]
9	Circulation foaming fluids are provided by SEMJET™. Shipping & pumping quantity to be determined / priced by gallon used.	-	-	[redacted]
10	Any additional equipment required such as Tanks or N2 is the sole responsibility of the Client; or arranged by SEMJET™ via 3rd party.	-	-	[redacted]
11	Mobilization of unit & crew from a SEMJET™ operations base in Houston to location in Montana.	1	-	[redacted]
12	Demob of unit & crew from location to the SEMJET™ operations base in Houston, or next determined location within the USA	1	-	[redacted]
13	Standby rate applicable for each day, or part thereof that the unit is not on a location working, or in between wells with a crew in country. With no crews in country the standby rate is reduced 50%	-	-	[redacted]

	Standard Operating Charges	[redacted]
(Refer to Discounts Section on page 7)	Less Discount	[redacted]
	Total Operating Charges	[redacted]

NOTE: Equipment preparation & manufacture of any specific tools / technology, requires a pre-operational deposit of 25% of the value of the project, to be paid in advance, but reclaimable against the first months operational invoices. This deposit is non-refundable should the client cancel the project prior to operations commencing.

[redacted] Confidential Treatment Requested
Text omitted and filed separately.

NOTE: Up to [redacted] in a single well have been used for the benefit of this proposal, with any additional [redacted] at normal rates, less 50%. In the case of additional [redacted] over and above the initial [redacted] the [redacted] tools are still chargeable at full cost.

NOTE: [redacted] designed and/or recommended for the wells will be charged at book price plus [redacted] unless a discount can be mutually agreed with the supplier. SEMJET has access to various specialty fluids for use with its systems on a global basis. Well engineering and full compatibility studies are performed on each formation type prior to recommendation / application.

Initial 5 Well Discounts

SEMJET™ [redacted] applications for batch of confirmed 5 wells
(Discounted - Domestic Operating Rates)

Item	Description	Total Qty	Rental Rates USD$ / Well	Extra Rates USD$ / Event / Day
1	Full [redacted] operating system inclusive of the [redacted] unit and [redacted] as detailed on the previous pages (single well proposals). System includes logging, [redacted] displacement operations & one operational crew for a maximum of 3 days per well. **Inclusive price for** [redacted].	2	[redacted]	
2	Full [redacted] operating system inclusive of the [redacted] unit and [redacted] as detailed on the previous pages (single well proposals). System includes logging, [redacted] displacement operations & one operational crew for a maximum of 3 days per well. **Inclusive price for** [redacted]	3		
	Total Operating Charges		[redacted]	[redacted]
	Less Discount			
	Total Operating Charges			

Extended Discounts (applicable if the unit is required to stay in Montana after the first 5 wells)

SEMJET™ [redacted] applications for confirmed [redacted] wells
(Long Term Discounted – Domestic Operating Rates)

Item	Description	Total Qty	Rental Rates USD$ / Well	Extra Rates USD$ / Event / Day

Well No's	[redacted]					
5	X					
6		X				
7			X			
8				X		
9					X	
10						X

[redacted] Confidential Treatment Requested
Text omitted and filed separately.